This Note was originally issued on September 30, 2010, and has not been registered under the Securities Act of 1933, as amended, or any state securities act, and may not be sold or transferred in the absence of such registration or qualification or an exemption therefrom under the securities act or any such state securities laws that may be applicable.

PROMISSORY NOTE

$1,500,000	September 30, 2010

FOR VALUE RECEIVED, the undersigned, jointly and severally, (the “Makers”) promise to pay to the order of Superior Materials Holding, LLC (“Payee”), the principal sum of One Million, Five Hundred Thousand ($1,500,000) Dollars as follows:

1.           On or before January 1, 2011 - $750,000.

2.           On or before January 1, 2012 - $750,000.

3.           The interest on the principal sum shall be equal to 0%.

This Note may be prepaid, in whole or in part, without premium, penalty or additional interest.  Any costs, expenses or legal fees incurred by Payee in collecting amounts payable under this Note to which Payee is entitled shall be paid by the Makers.

This Note shall be governed by, and construed in accordance with, the laws of the State of Michigan.  The state courts in Oakland County, Michigan and the Federal Court in Wayne County, Michigan shall be the sole and exclusive forums for the resolution of any disputes arising from this Note, and the parties to this Note hereby submit to the personal jurisdiction and process of these courts.

This note may not be transferred or assigned by Payee without the Makers’ prior written consent.

(Signatures on next page)

[Signature Page to Joinder Agreement (Redemption Agreement)]

Kurtz Gravel Company,
a Michigan corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

Superior Holdings, Inc.,
f/k/a Superior Redi-Mix, Inc.,
a Michigan corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

BWB, Inc. of Michigan,
a Delaware corporation

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

Builders’ Redi-Mix, LLC,
a Delaware limited liability company

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

U.S. Concrete, Inc.
a Delaware corporation

By:	/s/ Curt M. Lindeman

Its:	Vice President

Dated:	9/30/2010

USC Michigan, Inc.,
a Delaware corporation

By:	/s/ Michael W. Harlan

Its:	Vice President

Dated:	9/30/2010

[Signature Page to Promissory Note]